Assets Held for Sale	12 Months Ended
Jul. 31, 2022
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Assets Held for Sale

13. Assets Held for Sale

Net book value	Land	Buildings	Cultivation and production equipment	Furniture, computers, vehicles and equipment	Construction in progress	Total
	$	$	$	$	$	$
At July 31, 2021	-	-	-	-	-	-
Business acquisition (Note 15)	1,873	366	274	-	-	2,513
Additions	1,765	10,100	5,756	2,267	393	20,281
Disposals	(974)	(3,246)	-	(14)	-	(4,234)
Impairment loss	(794)	-	(5,185)	(379)	(80)	(6,438)
Loss of control of subsidiary (Note 15)	(508)	(5,938)	-	(241)	(313)	(7,001)
At July 31, 2022	1,362	1,281	845	1,633	-	5,121

On September 1, 2021, the Company acquired 48North Cannabis Corp. and recognized the Good Farm cultivation facility as held for sale on the acquisition date. The facility was sold during the year ended July 31, 2022.

Throughout the year ended July 31, 2022, management completed a strategic review of its total cultivation capacity and made the decision to exit the Good House, Kirkland Lake, Brantford R&D, and Stellarton facilities and dispose of certain associated equipment. As such, these assets have been classified as held for sale on the statement of financial position as of July 31, 2022. The assets have been recognized at their individual recoverable amounts. Management assessed the related assets for further impairment upon classification as assets held for sale and determined that no further impairment losses were required to be recorded as the carrying amounts are expected to be recovered through sale.

The Atholville facility and Stellarton manufacturing facility have been derecognized due to the loss of control of Zenabis on June 17, 2022 (Note 15).